UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 16, 1997



                             JACKAL INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



              NEVADA                  33-55254-28             87-0438641
   (State or other jurisdiction       (Commission           (IRS Employer
          of incorporation)           File Number)       Identification No.)



              3098 SO. HIGHLAND DRIVE, SUITE 460
              SALT LAKE CITY, UTAH                               84106
              (Address of principal executive offices)         (Zip Code)




        Registrant's telephone number, including area code (801) 485-7775








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ITEM 5.  Other Events.



         On February 8, 1996, David R. Yeaman, Secretary/Treasurer and Director of the Company, was charged in the United States District Court for the Eastern District of Pennsylvania with conspiracy, wire fraud, and fraud in the offer, purchase and sale of securities, in violation of 18 U.S.C. Sections 2, 371 and 1343; 15 U.S.C. Sections 77q(a), 77x, 78j(b), and 78ff; and Rule 10b-5
promulgated by the Securities and Exchange Commission, Title 17, Code of Federal Regulations, Section 240.10b-5 (1986). On April 16, 1997, Mr. Yeaman was convicted of one count of conspiracy, five counts of wire fraud, and three counts of securities fraud.






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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             JACKAL INDUSTRIES, INC.



                                      By:  s\Krista Nielson
                                          --------------------------------------
                                          Krista Nielson, President and Director
Dated:  April 21, 1997